Any statements made during this presentation or in the slides accompanying the presentation that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual results to differ materially. Factors which could cause actual results to differ include, among other things, the strength of demand for the Company's products, changes in overall demand, whether expected non-price improvements can be realized, the effects of competition from foreign and domestic producers, the level of housing starts, changes in the cost or availability of raw materials, the cost of compliance with environmental and other governmental regulations, the ability of the Company to continue to realize anticipated cost savings, performance of the Company's manufacturing operations, results of legal proceedings, changes related to international economic conditions, changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Euro, economic conditions in developing countries, specifically Brazil and Russia, and the war on terrorism. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Uncoated

Paper

Corr.

Boxes

Container-

board

Bleached

Board

Coated

Paper

Lumber

Plywood

0.27

0.20

0.17

0.13

0.13

0.08

Strong Leverage to Improving Prices

*Price sensitivities may not translate to improvement in EPS shown due to higher costs, operating problems, lower volumes, negative foreign exchange impacts or other factors

**North America third party annual sales volumes

Price sensitivity of U.S. businesses*

EPS impact for every $50

per unit change in price

0.12

Annual

Sales

(M Units)

3,800

2,800

2,400

1,800

1,800

1,700

1,100

Average IP Price Realizations

3Q’04 estimates

$/ton
Change
vs. 2Q04

+30

+30

+40

+40

-10

-70

Uncoated

Paper

Coated

Paper

Container-

board

Corr.

Boxes

Lumber

Plywood

-100

-75

-50

-25

0

25

50

Weldwood of Canada

Expect close in Fall 2004

IP’s 3Q’04 earnings from continuing operations will
exclude Weldwood’s earnings and prior periods
will be restated

Current Events

EPS from continuing operations before

special items as previously stated

Adjustments to restate Weldwood earnings

as discontinued operations

1Q’04

2Q’ 04

$0.16

$0.41

(0.04)

(0.08)

Restated EPS from continuing operations

before special items

$0.12

$0.33

Weldwood divestiture

Impact of Hurricane Ivan on IP operations

Operations in Pensacola, Fla. and Southern Ala.
were closed down completely

Region remained without power throughout the
weekend

Facilities impacted include:

Current Events

Hurricane Ivan

Paper Mills

Pensacola, Fla.

Riverdale, Ala.

Prattville, Ala.

Arizona Chemical

Panama City, Fla.

Port St. Joe, Fla.

Pensacola, Fla.

Picayune, Miss.

Wood Products

Citronelle, Ala.

Chapman, Ala.

Thorsby, Ala.

Maplesville, Ala.

Opelika, Ala.

McDavid, Fla.

Wiggins, Miss.

Box Plant

Bay Minette, Ala.

Targeted
  Segments

Market
  Recovery

Lower Costs &
Create Efficiencies

Improve Mix

Grow Volumes

Segmenting

Solutions

New Product

Manufacturing
  Excellence

Supply Chain

Lower S&A/Other

Targeting $1.5 billion of
  Non Price Improvement

$1.6 B

$0.7 B

($0.8) B

Input Costs

$1.5  B

Net Non-Price Improvement Target

Targeting $1.5 billion of
  Non Price Improvement

Targeted
  Segments

Market
  Recovery

Lower Costs &
Create Efficiencies

Improve Mix

Grow Volumes

Segmenting

Solutions

New Product

Manufacturing
  Excellence

Supply Chain

Lower S&A/Other

Input Costs  ……………………………………..

--

--

--

--

2003

2004

    On Track    -- Modest Progress       Behind Schedule

Svetogorsk,
Russia

Kwidzyn,
Poland

Turkey

Global Growth Strategy

Eastern Europe

2003

Revenue

EBITDA

$600MM

$250MM

    Paper mills (4)

W. Europe

    Paper mills (3)

Packaging plants (4)

E. Europe

   Packaging plants (22)

Packaging plants (5)

San Salvador,
El Salvador

Bogota,
Columbia

Santiago,
Chile

Guacara,
Venezuela

Santiago, D.R.

   Paper mills (2)

Mogi Guacu,
Brazil

Inpacel,
Brazil

Plantations

Amapa,
Brazil

Tres Lagoas,
Brazil

Global Growth Strategy

Latin America

   Wood products plants (2)

2003

Revenue

EBITDA

$640MM

$210MM

Bangkok,
Thailand

Chengdu, PRC

Taipei, Taiwan

Tianjin, PRC

Packaging plants (10)

   Wood products plant (2)

Guangzhou, PRC

Shanghai, PRC

Dalian, PRC

Fukusaki, Japan

Seoul, S. Korea

Global Growth Strategy

Asia

Leshan, PRC

Shishou, PRC

2003

Revenue

EBITDA

$290MM

$40MM

Improves profitability & ROI of industrial packaging

Increases integration level - 60+% to 70+%

Implementing plan to improve EBITDA from
$27 million in 2003 to $80 million on fully
integrated basis, including merger benefits

Elimination of duplicative overhead
(Target: +$15 million of annual savings)

Improved performance by IP’s board system
(Target: +$25 million of annual savings)

Alignment of converting operations/other
(Target: +$15 million of annual savings)

Making Portfolio Choices

Update on Box USA acquisition

Activities during first two months of IP ownership

Closing Box USA’s headquarters in Northbrook IL
in 4Q04. Will capture majority of overhead savings

Shutting Box USA’s Memphis corrugated box plant.
More to come in 2005

IP will supply Box USA with 100,000 tons of
containerboard in second half 2004. Ramping to
300,000+ tons in 2005

Earnings on track with expectations

Making  Portfolio Choices

Update on Box USA acquisition